UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [ ]

Check  the  appropriate  box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive  Proxy  Statement
[ ]  Definitive  Additional  Materials
[ ]  Soliciting  Material  Pursuant  to  Sec.240.14a-12

CIGMA  METALS  CORPORATION
--------------------------
(Name  of  Registrant  as  Specified  In  Its  Charter)

 N/A
-----
(Name  of  Person(s)  Filing  Proxy  Statement  if  other  than  the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title  of  each  class  of  securities  to  which transaction applies:
     2)   Aggregate  number  of  securities  to  which  transaction  applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)   Proposed  maximum  aggregate  value  of  transaction:
     5)   Total  fee  paid:

[ ]  Fee paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount  Previously  Paid:
     2)   Form,  Schedule  or  Registration  Statement  No.:
     3)   Filing  Party:
     4)   Date  Filed:

                                                      DEFINITIVE PROXY STATEMENT

                            CIGMA METALS CORPORATION
                                  Edith Place
                    Coolum Beach, Queensland, 4573 Australia

                         NOTICE AND PROXY STATEMENT FOR
            Annual Meeting of Stockholders to be held June 21, 2006



To  the  Shareholders  of  Cigma  Metals  Corporation:

     NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Shareholders (the "Annual Meeting") of Cigma Metals Corporation, a Delaware corporation (the "Company"), will be held at the Blue Horizon Hotel, 1225 Robson Street, Vancouver, BC, Canada V6E 1C3 on Wednesday June 21, 2006 at 8:30 a.m. for the following purposes:

     1. To elect three directors to the Board of Directors to serve for a one-year term;

     2. To ratify the appointment of DALE MATHESON CARR-HILTON LABONTE as independent accountants for us.

     3.   To  ratify  the  2006  Stock  Option  Plan.

     4. To transact such other business as may properly come before the meeting and any adjournments thereof.

     The Board of Directors has fixed the close of business on May 26, 2006 as the record date (the "Record Date") for the determination of shareholders entitled to notice of and to vote at such meeting or any adjournment(s) thereof. Only shareholders of our Common Stock of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. The stock transfer books will not be closed. A copy of our 2005 Annual Report to Shareholders, which includes audited financial statements, is enclosed. A list of shareholders entitled to vote at the Annual Meeting will be available for examination at our offices for ten (10) days prior to the Annual Meeting.

     You are cordially invited to attend the Annual Meeting; whether or not you expect to attend the meeting in person, however, you are urged to mark, sign, date, and mail the enclosed form of proxy promptly which is being solicited by the Board of Directors so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. Your proxy will be returned to you if you should be present at the Annual Meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement. All proxies that are properly executed and received prior to the meeting will be voted at the meeting. If a stockholder specifies how the proxy is to be voted on any business to come before the meeting it will be voted in accordance with such specification. If a stockholder does not specify how to vote the proxy it will be voted for each matter scheduled to come before the meeting and in the proxy holders' discretion on such other business as may properly come before the meeting. Any proxy may be revoked by a stockholder at any time before it is actually voted at the meeting by delivering written notice to the secretary or acting secretary of the meeting, by delivering another valid proxy bearing a later date or by attending the meeting and voting in person.

By  Order  of  the  Board  of  Directors


/s/  Lars  Pearl
----------------
Lars  Pearl
May 26, 2006

                                                      DEFINITIVE PROXY STATEMENT

                            CIGMA METALS CORPORATION
                                 1 EDITH PLACE
                    COOLUM BEACH, QUEENSLAND, 4573 AUSTRALIA

                                PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                            TO BE HELD JUNE 21, 2006

                     SOLICATION AND REVOCABILITY OF PROXIES

     The accompanying proxy is solicited by the Board of Directors on behalf of Cigma Metals Corporation, a Delaware corporation (the "Company"), to be voted at our 2006 Annual Meeting of Shareholders (the "Annual Meeting") to be held on June 21, 2006 at the time and place and for the purposes set forth in the accompanying Notice of Annual Shareholders (the "Notice") and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares of our Common Stock, par value of $0.0001 per share (the "Common Stock"), represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted for the election of directors and in favor of the other proposals set forth in the Notice.

     Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Notice and has no information that others will do so. If other matters requiring a vote of the shareholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with their judgment on such matters.

     This proxy statement (the "Proxy Statement") and accompanying proxy are being mailed to stockholders on or about June 5, 2006. Our Annual Report on Form 10-KSB (the "2005 Form 10-KSB"), serves as the Annual Report to Shareholders, covering our fiscal year ended December 31, 2005, is enclosed herewith, and certain parts thereof are incorporated herein by reference. See "Incorporation by Reference."

     Any shareholder of the Company giving a proxy has the unconditional right to revoke his proxy at any time prior to the voting thereof either in person at the Annual Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to us addressed to Cameron Richardson, Cigma Metals Corporation, 1 Edith Place, Coolum Beach, Queensland, 4573 Australia. No such revocation shall be effective, however, until such notice of revocation has been received by us at or prior to the Annual Meeting. Any stockholder attending the meeting in person may withdraw his or her proxy and vote his or her shares.

     The cost of preparing, printing, assembling, and mailing the Annual Report, the Notice, this Proxy Statement, and the enclosed form of proxy, as well as the cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock and other costs of solicitation, are to be borne by us. In addition to the solicitation of proxies by use of the mail, our officers and regular employees may solicit the return of proxies, either by mail, telephone, telegraph or through personal contact. Such officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries will, in connection with shares of our common stock, $0.0001 par value per share (the "Common Stock"), registered in their names, be requested to forward solicitation material to the beneficial owners of such shares of Common Stock. We may reimburse brokers, banks, custodians, nominees and fiduciaries holding stock in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy material to the beneficial owners of such stock.

     As of May 26, 2006 we had 31,500,000 shares of common stock issued and outstanding. Our Common Stock has been quoted on the Pink Sheets since November 18, 1999.

     The following table sets forth the high and low bid prices for our Common Stock for the calendar quarters indicated as reported by the Pink Sheets for the last two years. These prices represent quotations between dealers without adjustment for retail markup, markdown or commission and may not represent actual transactions.

------------------------------------------------------------------------------
             First Quarter    Second Quarter   Third Quarter   Fourth Quarter
             --------------  ----------------  --------------  ---------------
------------------------------------------------------------------------------
2006 - High  $        1.270  $      1.250 (1)
-----------  --------------  ----------------
2006 - Low   $        0.575  $      0.925 (1)
-----------  --------------  ----------------
2005 - High  $        1.525  $         1.575   $        1.550  $         1.425
-----------  --------------  ----------------  --------------  ---------------
2005 - Low   $        1.350  $         1.450   $        1.000  $         1.010
-----------  --------------  ----------------  --------------  ---------------
2004 - High  $        1.125  $         1.125   $        1.145  $         1.500
-----------  --------------  ----------------  --------------  ---------------
2004 - Low   $        0.750  $         0.750   $        0.655  $         0.725
------------------------------------------------------------------------------

Our stock is also quoted in the Frankfurt Exchange under the symbols "C9K.FSE," and "C9K.ETR".

(1) The high and low bid prices for our Common Stock for the Second Quarter of 2006 were for the period April 1, 2006 to May 26, 2006.

Incorporation  by  Reference

     Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 and 2004 has been included with the proxy statement. We currently have three full time and three part time employee. The section entitled "Business", together with the consolidated financial statements for the fiscal years ended December 31, 2005 and 2004 provide additional information concerning our business. The information set forth in the Annual Report is important for every Shareholder to review. The Annual Report also contains a description of real property owned by us. The Sections of the Annual Report entitled "Description of Business" and "Description of Property" on pages 2 to 10 of the Annual Report are incorporated herein by reference. The consolidated financial statements on pages 1 to 16 also are incorporated by reference

                               QUORUM AND VOTING

     The record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting was the close of business on May 26, 2006 (the "Record Date"). On the Record Date, there were 31,500,000 shares of Common Stock issued and outstanding, the holders of which are entitled to one vote per share on each matter to come before the meeting. Only stockholders of record at the close of business on May 26, 2006 will be entitled to vote at the Annual Meeting of Stockholders.

     Each shareholder of Common Stock is entitled to one vote on all matters to be acted upon at the Annual Meeting and neither our Articles of Incorporation (the "Articles of Incorporation") nor its Bylaws (the "Bylaws") allow for cumulative voting rights. The presence, in person or by proxy, of the holders of thirty-three and one third percent (33 1/3%) of the issued and outstanding Common Stock entitled to vote at the meeting is necessary to constitute a quorum to transact business. Abstentions and broker non-votes will be counted for purposes of determining a quorum, but will not be counted as voting for purposes of determining whether a proposal has received the necessary number of votes for approval of the proposal. If a quorum is not present or represented at the Annual Meeting, the shareholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented. Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the meeting is required for the election of each of the nominees for director, and the affirmative vote of the holders of a majority of the shares of Common Stock voting at the meeting is required for approval of the increase in the total Common Stock.

     Directors are elected by plurality vote. The ratification of the appointment of DALE MATHESON CARR-HILTON LABONTE will require the affirmative vote of a majority of the Common Stock represented at the meeting and entitled to vote on the proposal. Abstentions and broker non-votes will not be counted in the election of directors or in determining whether such ratification has been given.

                                    SUMMARY

     The following is a brief summary of certain information contained elsewhere in this Proxy Statement. This summary is not intended to be complete and is qualified in all respects by reference to the detailed information appearing elsewhere in this proxy statement and the exhibits hereto.

The Meeting

Date,  Time  and  Place  of  the  Annual  Meeting

     The Annual Meeting of Cigma Metals Corporation is scheduled to be held on June 21, 2006, at 8:30 a.m., at the Blue Horizon Hotel, 1225 Robson Street, Vancouver, BC, Canada V6E 1C3. See "Solicitation and Revocability of Proxies."

Record  Date

     Only holders of record of shares of Common Stock at the close of business on May 26, 2006 are entitled to receive notice of and to vote at the Annual Meeting.

Vote  Required

     Assuming the presence of a quorum at the Annual Meeting, the affirmative vote of the holders of a plurality of the shares of Common Stock represented and voting at the Annual Meeting is required for (i) the election of each nominee for our director, (ii) ratification of the appointment of DALE MATHESON CARR-HILTON LABONTE as our independent public accountants, (iii) to approve the 2006 Stock Option Plan, and (iv) to transact such other business as may properly come before the meeting and any adjournments thereof.

Accountants

     DALE MATHESON CARR-HILTON LABONTE has been selected by us to act as the principal accountant for 2006. DALE MATHESON CARR-HILTON LABONTE has been our accountant since February 7, 2006. It is not expected that the representatives of DALE MATHESON CARR-HILTON LABONTE will attend the annual shareholders' meeting and will not be available to answer questions from the shareholders.

RECOMMENDATIONS

     OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR ("PROPOSAL 1"), FOR RATIFICATION OF THE INDEPENDENT PUBLIC ACCOUNTANTS ("PROPOSAL 2"), FOR RATIFICATION OF THE STOCK OPTION PLAN ("PROPOSAL 3") AND TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF ("PROPOSAL 4").

PROPOSAL  1.     ELECTION  OF  DIRECTORS

     At the Annual Meeting of Stockholders, the entire Board of Directors, consisting of five members, is to be elected. In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the five nominees named below. Three of the nominees named below are presently serving as our Directors and each is anticipated to be available for election and able to serve. However, if any such nominee should decline or become unable to serve as a Director for any reason, votes will be cast instead for a substitute nominee designated by the Board of Directors or, if none is so designated, will be cast according to the judgment in such matters of the person or persons voting the proxy.

     The following table lists the names and positions of our Directors and the executive officers as of March 31, 2006 and December 31, 2005. Each elected Director will serve until next annual meeting of stockholders and until his successor has been elected and qualified. Officers are elected by and serve at the discretion of the Board of Directors. None of our Directors or executive officers has any family relationship with any other Director or executive officer.

NAME                               AGE   POSITIONS    EXECUTIVE   SHARES OF COMMON     PERCENT
                                        WITH COMPANY  OFFICER/   STOCK BENEFICIALLY   OF CLASS
                                                      DIRECTOR   OWNED AS OF MAY 26,
                                                        SINCE           2006
NOMINEES FOR DIRECTORS:

Lars Pearl                          44  President &     03/04            0               * %
1 Edith Place, Coolum                    Director
Beach,
Queensland, Australia 4573
Robert Biagioni                     50  Director        05/06            0               *%
336 West 19th Street
North Vancouver, B.C.,
Canada V7M 1X8

Waldemar K. Mueller                 56  Director        03/04            0               * %
40 Ruffian Loop, Willetton,
Western Australia,
Australia 6155

Robert Ian Rigg                     52  Director        05/06            0               *%
21 - 4957 Marine Drive
West Vancouver, B.C.,
Canada V7W 2P5

Agustin Gomez de Segura             52  Director        04/98.           0               * %
2 Tvezskaya - Yamskaya 54
Moscow, Russia

*     Less  than  1%

BUSINESS  EXPERIENCE  OF  NOMINEES

Lars Pearl
Contact Resources Limited, Western Australia, technical consultant (2005 to present); self employed as a geological consultant (1994 to 2004)

Robert Biagioni
Canadian Chartered Accountant (British Columbia); President and Chief Executive Officer of the Corus Financial Group, 1986 to present, provides financial and operational consulting services in the United States of America and Canada primarily in the real estate, technology and manufacturing sectors.

Waldemar  Mueller
Geologist, Chairman and Managing Director of Kiintas Mining Management PTY Ltd. (1998 to present)

Robert  Ian  Rigg
Canadian Chartered Accountant (British Columbia); Vice President of Mass Financial Corporation (2002 to present) responsible for the management of a cobalt refinery in Uganda, a zinc alloy and pigment facility in England and two aluminum rolling mills in Germany.

Agustin  Gomez  de  Segura
Director  of  the  Russian  investment  bank  Alina-Moscow  (1995  to  present)

EXECUTIVE  COMPENSATION

(A)  General

The following table sets forth information concerning the compensation of the named executive officers for each of the registrant's last three completed fiscal year:

-------------------------------------------------------------------------------------------------------
                              Annual  Compensation         Long-Term  Compensation
                              -------------------------------------------------------------------------
                                                           Awards                    Payments
                                                           ------------------------  ------------------
                                                                        Securities
                                                  Other                   Under-                 All
                                                  Annual   Restricted      Lying                other
                                                 Compen-      Stock      Options/      LTIP    Compen-
Name And               Year   Salary   Bonuses    sation    Award(s)       SARs      Payouts    sation
Principal Position              ($)      ($)       ($)         ($)          (#)        ($)       ($)
 (a)                    (b)     (c)      (d)       (e)         (f)          (g)        (h)       (i)
-------------------------------------------------------------------------------------------------------
Lars Pearl              2005   72,000    -0-       -0-         None         None       None      -0-
  President and        --------------------------------------------------------------------------------
  Director              2004   42,000    -0-       -0-         None         None       None      -0-
                       --------------------------------------------------------------------------------
                        2003     -0-     -0-       -0-         None         None       None      -0-
-------------------------------------------------------------------------------------------------------
Waldemar K. Mueller     2005   48,000    -0-       -0-         None         None       None      -0-
  Vice-president       --------------------------------------------------------------------------------
  & Director            2004   12,000    -0-       -0-         None         None       None      -0-
                       --------------------------------------------------------------------------------
                        2003     -0-     -0-       -0-         None         None       None      -0-
-------------------------------------------------------------------------------------------------------

     None of our officers or directors was party to an employment agreement with us. During the fiscal year ending December 31, 2005 the entire board of directors acted as our compensation committee and audit committee.

(B) Options/SAR Grants Table

     Effective March 1, 2006, subject to shareholder approval, the Board of Directors approved a Stock Option Plan ("SOP") in order to provide additional incentive for its directors, officers, employees and service providers. The maximum amount of shares that can be issued under the SOP in any calendar year cannot exceed 15% of the issued and outstanding common shares of the Company on January 1 of such year. The exercise price of each such stock option shall not be less than the fair market value of a share at the time of grant. However, if a stock option is granted to a 10% shareholder, the purchase price shall not be less than 110% of the fair market value of a share at the time of grant. All options granted under the plan will not be exercisable for six months from the date of grant, except in the event of a change of control, and the term of all options granted will not exceed five years.

     The following table sets forth information concerning individual grants of stock options (whether or not in tandem with stock appreciation rights ("SARs") and freestanding SARs made during the last completed fiscal year to each of the named executive officers;

-------------------------------------------------------------------------------------
                        Option/SAR Grants in Last Fiscal Year
                                 (Individual Grants)
-------------------------------------------------------------------------------------
                                       Percent Of
                        Number of    Total Options/
                        Securities    SARs Granted
                        Underlying    To Employees     Exercise Or
                       Option/SARs      In Fiscal      Base Price    Expiration Date
       Name            Granted (#)        Year           ($/Sh)          (M/D/Y)
       (a)                 (b)             (c)             (d)             (e)
-------------------------------------------------------------------------------------
Lars Pearl                None             0%              $0
---------------------
Waldemar K. Mueller       None             0%              $0
-------------------------------------------------------------------------------------



   Note  1:  No  options  were  awarded  in  2005  or  2004.

(C) Aggregated  Option/SAR  Exercises  and  Fiscal  Year-End  Option/SAR  Value
Table

     The following table sets forth information concerning each exercise of stock options (or tandem SARs) and freestanding SARs during the last completed fiscal year by each of the named executive officers and the fiscal year-end value of unexercised options and SARs, on an aggregated basis:

-----------------------------------------------------------------------------------
 AGGREGATED  OPTION/SAR  EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES
-----------------------------------------------------------------------------------
                                                  Number of
                                                  Securities         Value Of
                                                  Underlying        Unexercised
                                                 Unexercised       In-The-Money
                          Shares                 Options/SARs      Options/SARs
                         Acquired      Value    At FY-End ($)   At FY-End ($0.240)
                       On Exercise   Realized    Exercisable/      Exercisable/
Name                       (#)          ($)     Unexercisable      Unexercisable
(a)                        (b)          (c)          (d)                (e)
-----------------------------------------------------------------------------------
Lars Pearl                 None         None         None               $0
-----------------------------------------------------------------------------------
Waldemar K. Mueller        None         None         None               $0
-----------------------------------------------------------------------------------

(D) Long-Term  Incentive  Plans  ("LTIP")  Awards  Table

     The Company does not have a Long-term Incentive Plan pursuant to which cash or non-cash compensation is intended to serve as an incentive for performance (whereby performance is measured by reference to financial performance or the price of the Company's securities).

(E) Compensation  and  indebtedness  of  Directors'

     The Company does not pay a fee to its outside, non-officer directors. The Company reimburses its directors for reasonable expenses incurred by them in attending meetings of the Board of Directors. During fiscal 2005 non-officers directors received a total of $0 in consulting fees.

     None of the directors' of the Company, nor proposed nominees for election as a director of the Company, and no associates or affiliates of any of them, is or has been indebted to the Company or its subsidiaries at any time since the beginning of the Company's last completed financial year.

     During the most recently completed financial year, no incentive stock options were granted to directors.

     No pension plan or retirement benefit plans have been instituted by the Company and none are proposed at this time.

(F) Employment Contracts and termination of employment and change-in-control arrangements.

     None of our officers or directors was party to an employment agreement with us.

(G) Report  on  repricing  of  options/SARs.

     At no time during the last completed fiscal year did we, while a reporting issuer pursuant to Section 13(a) of 15(d) of the Exchange Act, adjust or amend the exercise price of the stock options or SARs previously awarded to any of the named executive officers, whether through amendment, cancellation or replacement grants, or any other means.

(H) Meetings  of  the  Board  of  Directors  and  Committees

     Our board of directors has primary responsibility for directing the management of our business and affairs. There were four regularly scheduled Board meetings during the fiscal year ended December 31, 2005. All Directors were in attendance, either in person or by phone, at all Board meetings and Committee meetings. Our board consists of five members.

The  duties  of  the  Committees  are  as  follows:

Executive Committee (Lars Pearl, Robert Biagioni, Waldemar Mueller, Ian Rigg and Agustin Gomez de Segura)
     The Executive Committee has the full authority of the Board of Directors to take action upon such matters as may be referred to the Committee by the Board of Directors.

Audit Committee (Lars Pearl, Robert Biagioni, Waldemar Mueller, Ian Rigg and Agustin Gomez de Segura)
     The Audit Committee meets with the independent public accountants at least annually to review the scope of the independent audit, the appropriateness of the accounting policies, the adequacy of internal controls and address issues relevant to our operation. The Board of Directors has not adopted a written charter for the audit committee. Robert Biagioni, Ian Rigg and Agustin Gomez de Segura are the independent members of the committee.

Compensation and Benefits Committee (Lars Pearl, Robert Biagioni, Waldemar Mueller, Ian Rigg and Agustin Gomez de Segura)
     The Compensation and Benefits Committee receives and considers recommendations from the chief executive officer for salaries and other forms of compensation for the executive officers and makes recommendations to the Board of Directors on these matters. Robert Biagioni, Ian Rigg and Agustin Gomez de Segura are the independent members of the committee.

Nominating and Corporate Governance Committee (Lars Pearl, Robert Biagioni, Waldemar Mueller, Ian Rigg and Agustin Gomez de Segura)

     The responsibilities of the Nominating and Corporate Governance Committee include: nominates individuals to stand for election as directors, considers recommendations by our stockholders of potential nominees for election as directors, initial review of policy issues regarding the size and composition of the Board of Directors, and makes recommendations to our board concerning the structure of our board and corporate governance matters. The nominating committee does not have a charter. Robert Biagioni, Ian Rigg and Agustin Gomez de Segura are the independent members of the committee.

     During the fiscal year ended December 31, 2005 and the period ended May 26, 2006 the entire board of directors acted as our Audit Committee, Compensation Committee, Nominating and Corporate Governance Committees. During fiscal 2005 and the period ended May 26, 2006, the Compensation and Benefits Committee held two meeting by telephone conference call and the audit committee held five meetings by telephone conference call. During fiscal 2005 and the period ended May 26, 2006 the audit committee reviewed the fiscal 2005 interim unaudited financial statements, the December 31, 2005 yearend audited financial statements and the first quarter of 2006 interim unaudited financial statements.

Internal Controls and Procedures

     Within 90 days prior to the date of our Annual report on Form 10-KSB, we completed an evaluation of the effectiveness of the design and operation of its disclosure controls and procedures. Disclosure controls and procedures are designed to ensure that the material financial and non-financial information, required to be disclosed on Form 10-KSB, and filed with the Securities and Exchange Commission is recorded, processed, summarized and reported in a timely manner. Based on the foregoing, our management, including the President and Chief Financial Officer, have concluded that our disclosure controls and procedures (as defined in Rules 240.13a-15 or 240.15d-15 of the Securities
Exchange  Act  of  1934,  as  amended)  are  effective.

     There have been no significant changes in our internal controls, or in other factors, that could significantly affect these controls subsequent to the date of the evaluation hereof. No corrective actions were taken, therefore, with regard to significant deficiencies and material weaknesses.

Audit  Committee  Report

     The Audit Committee of the Board of Directors is composed of five directors. Robert Biagioni, Ian Rigg and Agustin Gomez de Segura are the independent Directors and financial experts serving on the audit committee. The Board of Directors has not adopted a written charter for the Audit Committee.

     The responsibilities of the Audit Committee include recommending to the Board of Directors an accounting firm to be engaged as our independent accountants. Management is responsible for our financial statements and the financial reporting process, including the system of internal controls. The independent accountants are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States. The Audit Committee's responsibility is to oversee these processes and the activities of our internal audit department.

     In this context, the Audit Committee has met and held discussions with management and the independent accountants. Management represented to the Audit Committee that our financial statements were prepared in accordance with United States of America generally accepted accounting principles ("US GAAP"), and the Audit Committee has reviewed and discussed the financial statements with management and the independent accountants. The Audit Committee has received and reviewed the written disclosures and letter from the independent auditors required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees", as amended and have discussed with the independence auditors their independence from us and management. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees", as amended.

     In addition, the Audit Committee discussed with the independent auditors the overall scope and plans for the audit. The Audit Committee met jointly with the independent auditors and management to discuss the results of the auditors' examination, the auditors' understanding and evaluation of our internal controls which the auditors considered necessary to support their opinion on the financial statements for the year 2005, and various factors affecting the overall quality of accounting principles as applied in our financial reporting. The independent auditors also met with the committee without management being present to discuss these matters. The Audit Committee also considered the compatibilities of non-audit services with the accountants' independence.

     In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed with management and the independent auditors our audited financial statements contained in our Annual Report on Form 10-KSB for the year ended December 31, 2005. The Audit Committee recommended that the Board of Directors include the audited financial statements in our Annual Report on Form 10-KSB for the year ended December 31, 2005, as filed with the Securities and Exchange Commission.

This  report  is  submitted  by  the  Audit  Committee.  Its  members  are:
Lars  Pearl
Robert  Biagioni
Waldemar  Mueller
Ian  Rigg
Agustin  Gomez  de  Segura

(I) Certain  Relationships  and  Related  Transactions

     Our proposed business raises potential conflicts of interests between us and certain of our officers and directors. There have been no transactions during the last two years, or proposed transactions, to which we were or are a party, in which any of our directors or executive officers had or have a direct or indirect material interest.

     Certain of our directors are directors of other mineral resource companies and, to the extent that such other companies may participate in ventures in which we may participate, our directors may have a conflict of interest in negotiating and concluding terms regarding the extent of such participation. In the event that such a conflict of interest arises at a meeting of our director, a director who has such a conflict will abstain from voting for or against the approval of such participation or such terms. In appropriate cases, we will establish a special committee of independent directors to review a matter in which several directors, or Management, may have a conflict. From time to time, several companies may participate in the acquisition, exploration and development of natural resource properties thereby allowing for their participation in larger programs, involvement in a greater number of programs and reduction of the financial exposure with respect to any one program. It may also occur that a particular company will assign all or a portion of its interest in a particular program to another of these companies due to the financial position of us making the assignment. In determining whether we will participate in a particular program and the interest therein to be acquired by us, our directors will primarily consider the potential benefits to us, the degree of risk to which we may be exposed and its financial position at that time. Other than as indicated we have no other procedures or mechanisms to deal with conflicts of interest. We are not aware of the existence of any conflict of interest as described herein.

There have been no transactions or proposed transactions with promoters during the last two years to which we are or were a party.

(J) Compliance with Section 16(a) Beneficial Ownership Reporting Compliance, of the Exchange Act of 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who have more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than ten percent shareholders are required by the SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, we believe that during the fiscal year ended December 31, 2005 all filings requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with.

(K) Security  Ownership  of  Certain  Beneficial  Owners  and  Management

     The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of May 26, 2006 by (i) each person who is known by us to own beneficially more than five percent (5%) of our outstanding Common Stock; (ii) each of our directors and officers; and (iii) all our directors and officers as a group. As of May 26, 2006 there were 31,500,000 shares of Common Stock issued and outstanding (December 31, 2005 - 30,700,000).

Security  Ownership  of  Certain  Beneficial  Owners

---------------------------------------------------------------------------------------------
              Name and Address of                          Amount and Nature   Percentage of
               Beneficial Owner                           of Beneficial Owner      Class
---------------------------------------------------------------------------------------------
Carrington International Limited (1)                           2,800,000           8.89%
Suite 2402, Bank of America Tower,
12 Harcourt Road, Hong Kong
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Officers and Directors
---------------------------------------------------------------------------------------------
Lars Pearl (2)                                                     0                *
1 Edith Place, Coolum Beach, Queensland, Australia 4573
---------------------------------------------------------------------------------------------
Robert Biagioni                                                    0                *
336 West 19th Street
North Vancouver, BC, Canada V7M 1X8
---------------------------------------------------------------------------------------------
Waldemar K. Mueller (2)                                            0                *
40 Ruffian Loop, Willetton, Western Australia,
Australia 6155
---------------------------------------------------------------------------------------------


                                       11

---------------------------------------------------------------------------------------------
Robert Ian Rigg                                                    0                *
21 - 4957 Marine Drive
West Vancouver, BC, Canada V7W 2P5
---------------------------------------------------------------------------------------------
Agustin Gomez de Segura (2)                                        0                *
2 Tvezskaya - Yamskaya 54, Moscow, Russia
---------------------------------------------------------------------------------------------
Officers and Directors (5persons)                                  0                *
---------------------------------------------------------------------------------------------

*     Less  than  1%.
     (1) Dr. Georg H Schnura, Schloss Enzesfeld, A-2551 Enzesfeld, Austria, is the 100% beneficial owner of Carrington International Ltd.
     (2)  Officer  and/or  director

Changes  in  Control

     There were no arrangements during the last completed fiscal year or subsequent period to March 31, 2006 which would result in a change in our control.


PROPOSAL  2.  SELECTION  OF  INDEPENDENT  ACCOUNTANTS

The Board of Directors recommends the ratification by the stockholders of the appointment of Dale Matheson Carr-Hilton LaBonte as our independent accountants for the fiscal year ending December 31, 2006. Dale Matheson Carr-Hilton LaBonte has been our accountant since February 7, 2006. Prior to February 7, 2006, Ernst & Young LLP had been our certifying accountant since the merger of Moore Stephens International member firm Ellis Foster Ltd. with Ernst & Young LLP in May 2005. Moore Stephens International member firm Ellis Foster Ltd. has been our certifying accountant since March 2000.

Effective January 7, 2006, we dismissed our prior independent public accountant, Ernst & Young LLP and retained as our new independent public accountant Dale Matheson Carr-Hilton LaBonte. Ernst & Young LLP report on our financial statements during the most recent fiscal year contained no adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except that the report was qualified as to the Company's ability to continue as a going concern.

During the last two fiscal years and the subsequent interim period through February 7, 2006, there were no disagreements between the Company, Ernst & Young LLP and Moore Stephens Ellis Foster Ltd. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP and Moore Stephens Ellis Foster Ltd., would have caused it to make a reference to the subject matter of disagreements in connection with its report. There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-B within the last fiscal year and through February 7, 2006.

Effective February 7, 2006, the Company engaged Dale Matheson Carr-Hilton LaBonte as our new independent registered public accountants to audit our financial statements. The appointment of Dale Matheson Carr-Hilton LaBonte was recommended and approved by our board of directors. During our last two most recent fiscal years and the subsequent interim period to date hereof, we have not consulted Dale Matheson Carr-Hilton LaBonte regarding either: (1) the application of accounting principles to a specified transaction, either complete or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject matter of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B or a reportable event as described in Item 304(a)(1)(v) of Regulation S-B.

In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the ratification of the appointment of Peterson Sullivan PLLC. A representative of DALE MATHESON CARR-HILTON LABONTE is not expected to be present.

PRINCIPAL  ACCOUNTANT  FEES  AND  SERVICES

Audit  Fees:
     The aggregate fees billed for professional services by Ernst & Young LLP and Moore Stephens Ellis Foster Ltd. for the audit of our annual financial statements and review of financial statements included in our Form 10-QSB (17 CFR 249.308b) or services that were normally provided by the accountant in connection with statutory and regulatory filings or engagements during the 2005 fiscal year were $7,000 (2004 - $11,194).

Audit-Related  Fees:
     The aggregate fees billed to us for assurance and related services by Ernst & Young LLP and Moore Stephens Ellis Foster Ltd. that are reasonably related to the performance of the audit or review of our financial statements and are not reported under audit fees for fiscal 2005 were $ 0 (2004 - $0).

Tax  fees:
     The aggregate fees billed to us for professional services by Ernst & Young LLP and Moore Stephens Ellis Foster Ltd. for tax compliance, tax advice and tax planning for fiscal 2005 were $ 0 (2004 - $0).

All  other  fees:
     The aggregate fees billed to us for products and services provided by Ernst & Young LLP and Moore Stephens Ellis Foster Ltd.., other than reported under Audit Fees, Audit-Related Fees and Tax Fees for fiscal 2005 were $ 0 (2004 - $0).

     The Audit Committee feels that the services rendered by Ernst & Young LLP and Moore Stephens Ellis Foster Ltd. were compatible with maintaining the principal accountant's independence.


PROPOSAL  3.  2006  STOCK  OPTION  PLAN

The Board of Directors recommends the ratification by the stockholders of the 2006 Stock Option Plan. The purpose of the 2006 Stock Option Plan is to enable the Company and its Designated Subsidiaries, as defined therein, to attract, retain, and motivate employees, directors and consultants of the Company who are important to the success and growth of the business of the Company and its Designated Subsidiaries and to offer an additional inducement to obtain the services of such persons.

Pursuant to the Plan the Board of Directors will have the authority to issue and have outstanding up to an aggregate number of options relating to the issuance of shares, not exceeding, at any time, 15% of the then issued and outstanding shares of common stock, at such prices and on such terms as may be determined by the Board of Directors.

In the absence of instructions to the contrary, the shares of Common Stock represented by a proxy delivered to the Board of Directors will be voted FOR the ratification of the 2006 Stock Option Plan.

STOCKHOLDER  PROPOSALS  AND  DIRECTOR  NOMINEES  FOR  2007  ANNUAL  MEETING

     Proposals of shareholders intended to be presented at the 2007 Annual Meeting of Shareholders should be submitted by certified mail, return receipt requested and must be received by us at its headquarters in Coolum Beach, Queensland, Australia on or before December 1, 2006 to be eligible for inclusion in our proxy statements and form of proxy card relating to that meeting. Shareholder proposals should be submitted to the Secretary of Cigma Metals Corporation, 1 Edith Place, Coolum Beach, Queensland, 4573, Australia. Any such proposal should comply with the Securities and Exchange Commission rules governing shareholder proposals submitted for inclusion in proxy materials.

ADDITIONAL  INFORMATION

     We are subject to the information requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, files reports, proxy statements and other information with the Securities and Exchange Commission (the "Commission"). Reports, proxy statements and other information filed with the Commission can be inspected and copied at the public reference facilities of the Commission at 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of this material can also be obtained at prescribed rates from the

Public Reference Section of the Commission at its principal office at 450 Fifth Street, N.W. Washington, D.C. 20549. Our Common Stock is traded on the Pink
Sheets  under  the  symbol  "CGMX".

     All reports and documents filed by us pursuant to Section 13, 14 or 15(d) of the Exchange Act, after the date of this Proxy Statement, shall be deemed to be incorporated by reference herein and to be a part hereof from the respective date of filing such documents. We are current in its filings. Any statement incorporated by reference herein shall be deemed to be modified or superceded for purposes of this Proxy Statement to the extent that a statement contained herein or in any other subsequently filed document, which also is or is deemed to be incorporated by reference herein, modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute part of this Proxy Statement.

     Our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2005 and 2004, including financial statements, is being mailed together with this Proxy Statement to our stockholders of record at the close of business on May 26, 2006. We will provide without charge to each person whose proxy is solicited by this proxy statement, a copy of our annual report on Form 10-KSB for the year ended December 31, 2005, filed with the Securities and Exchange Commission. A Written request for a copy of such annual report on Form 10-KSB should be directed to Cigma Metals Corporation, 1 Edith Place, Coolum Beach, Queensland, 4573, Australia, Attention: Cameron Richardson.

OTHER  BUSINESS

     The Board of Directors does not know of any other business to be presented to the meeting and does not intend to bring any other matters before the meeting. However, if any other matters properly come before the meeting or any adjournments thereof, it is intended that the persons named in the accompanying proxy will vote thereon according to their best judgment in the interests of us.

By  Order  of  the  Board  of  Directors


/s/  Lars  Pearl
----------------

Lars  Pearl


MAY  26,  2006

STOCKHOLDERS ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

                                                      DEFINITIVE PROXY STATEMENT

                            CIGMA METALS CORPORATION
                                 1 EDITH PLACE
                    COOLUM BEACH, QUEENSLAND, 4573 AUSTRALIA



                                      PROXY

 SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO
                       BE HELD ON WEDNESDAY JUNE 21, 2006

The undersigned hereby appoints Lars Pearl and A. Cameron Richardson or either of them, with full power of substitution, as proxies and hereby authorizes them to represent and to vote, as designated below, all shares of Common Stock of Cigma Metals Corporation held of record by the undersigned at the close of business on May 26, 2006 at the Annual Meeting of Stockholders to be held on June 21, 2006 and any adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 3 AND OTHER BUSINESS.

The  Board  of  Directors  recommends  a  vote  FOR each of the proposals below.

1.   ELECTION  OF  DIRECTORS

        //  FOR all nominees listed (except           //  WITHHOLD AUTHORITY to
            as marked to the contrary below)              vote for all nominees
                                                          listed below

     Robert Biagioni, Waldemar Mueller, Lars Pearl, Ian Rigg and Agustin Gomez de Segura

     (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST ABOVE.)

2. PROPOSAL TO RATIFY THE APPOINTMENT OF DALE MATHESON CARR-HILTON LABONTE AS INDEPENDENT ACCOUNTANTS.

        //  FOR          //  AGAINST     //  ABSTAIN

3.   PROPOSAL  TO  RATIFY  THE  2006  STOCK  OPTION  PLAN.

        //  FOR          //  AGAINST     //  ABSTAIN

4. IN THEIR DISCRETION, THE PROXY IS AUTHORIZED TO VOTE UPON ANY OTHER BUSINESS THAT MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF.

        //  FOR          //  AGAINST     //  ABSTAIN

PLEASE DATE AND SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A COMPANY, PLEASE SIGN IN FULL CORPORATE NAME BY THE PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.


PLEASE  RETURN  IN  THE  ENCLOSED  ENVELOPE.

Dated:
        ------------------------------------


==================================================
Signature


==================================================
Signature  if  held  jointly


==================================================
Please  print  name(s)